UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

INFINITY AUGMENTED REALITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53446	71-1013330
(State or other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

45 Broadway

New York, New York 10006

 (Address of principal executive offices)

(212) 201-4070

(Telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Certain Officers and Directors

On July 31, 2013, Mr. Adi Sheleg resigned from the Board of Directors of Infinity Augmented Reality, Inc. (the “Company”), effective immediately. Mr. Sheleg’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.  A copy of Mr. Sheleg’s resignation letter is attached hereto as Exhibit 10.34 and incorporated herein in its entirety by reference.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.34	Resignation Letter of Adi Sheleg, dated July 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFINITY AUGMENTED REALITY, INC.

Dated: August 6, 2013	By:	/s/ Joshua Yifat
Joshua Yifat
Treasurer and Chief Financial Officer